UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Investors Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value June 30, 2011

Class IA: $10.63	Class IB: $10.60

Total return at net asset value

(as of 6/30/11)	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	6.07%	5.94%	6.02%

1 year	31.14	30.78	30.69

5 years	3.53	2.24	15.61
Annualized	0.70	0.44	2.94

10 years	11.12	8.30	30.76
Annualized	1.06	0.80	2.72

Life	16.83	13.42	49.96
Annualized	1.19	0.96	3.13

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Investors Fund 1

Report from your fund’s manager

U.S. stocks finished up in the first six months of the year, and Putnam VT Investors Fund’s class IA shares modestly outperformed the fund’s benchmark. What drove the fund’s positive result?

In our fund management process, we focus on company-by-company evaluation rather than top-down sector or macroeconomic calls. Accordingly, our stock selection outweighed our sector decisions in determining the fund’s performance for the period.

Markets in the first half of 2011 were up and down. What is your perspective on the investment environment during that time?

The first six months of the year were difficult for U.S. equity markets because of the “risk-on”/“risk-off” trading of investors reacting to large macroeconomic risks like the sovereign debt crisis in Europe and events like the earthquake and tsunami in Japan. Thus, through a portion of the first quarter, investors were generally drawn toward riskier asset types, and stocks largely outperformed. Beginning in February, however, more defensive sectors, such as those related to food and health care, did better by comparison.

In light of this alternating market leadership, how did you position the fund in terms of sectors?

Relative to the benchmark index, we were neutral overall in terms of sector positioning, relying on stock selection to generate performance. Having said that, health care was the strongest-performing sector for the fund. The sector received a boost as concerns over the potential negative impact of U.S. health-care reform began to fade. Specifically, markets realized that the top line of managed-care companies in the United States would not take as large a hit as investors had initially feared. In contrast, materials and utilities stumbled during the period, and these likewise detracted somewhat from the fund’s return.

As you manage the fund in a “blend” style that can take advantage of growth and value stocks, were you attracted to one type of stock more than the other during the period?

We always seek to find the best combination of growth and value in the market. Interestingly, though, some of the traditional distinctions between growth and value stocks have become blurred since the financial crisis. The stocks of large financial institutions are a good example: Whereas these have historically been considered value stocks, they have become so undervalued that some investors are looking to them now as new engines of growth.

Among the strategies or holdings that contributed the most to performance, what were some of the highlights?

Greater-than-benchmark positions in Aetna, WellPoint, and CIGNA — all U.S. managed-care companies — had a positive effect on performance, with Aetna delivering the largest positive impact on fund results overall. An improving cost environment should aid the companies as medical cost trends are at a normal level and costly inpatient volumes are down. Consequently, shares of these companies rose as the industry expects a 20% upside over the coming quarters. An overweight position in Pfizer, the global pharmaceutical company, also proved beneficial.

What were some of the strategies and holdings that detracted from returns?

The stock of SanDisk, a flash memory device maker, declined sharply following the catastrophe in Japan as investors worried that supply chain disruptions would weigh heavily on the company’s earnings for the rest of the year.

Tech bellwether Hewlett-Packard (HP) also hurt the fund’s performance during the period. We purchased HP stock because we believed it was trading far below its inherent and historical value. However, when HP missed its earnings guidance during the period, the market punished the stock. As we believe the market overreacted, we are currently maintaining our position.

In the energy sector, the fund’s relative performance was hurt by our avoidance of several of the top-performing names, such as Halliburton, and by our underweight position in Exxon Mobil, which performed well. Our overweight position in Marathon Oil offset some of these negative effects.

What is your outlook for the economy and U.S. market for the remainder of 2011?

We remain constructive on the economy and market, but we do recognize that investors may continue to vacillate between “risk-on” and “risk-off” positions in response to still-unfolding risks in the United States and abroad. The U.S. economic recovery continues to take hold, but it will have to work through different phases of its debt issues, including the recent downgrade of U.S. sovereign debt by Standard & Poor’s. Given our belief that the recovery will strengthen, however, we continue to position the fund to benefit from a healthier market while relying on our in-depth fundamental research to uncover the most attractive stocks available.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Gerard P. Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Investors Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.68	$4.95	$3.61	$4.86

Ending value
(after expenses)	$1,060.70	$1,059.40	$1,021.22	$1,019.98

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Investors Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (99.5%)*	Shares	Value

Aerospace and defense (3.1%)
General Dynamics Corp.	10,800	$804,816

Honeywell International, Inc.	9,500	566,105

L-3 Communications Holdings, Inc. S	14,100	1,233,045

Northrop Grumman Corp. S	20,500	1,421,675

Precision Castparts Corp. S	4,900	806,785

Raytheon Co. S	13,297	662,855

Safran SA (France)	14,205	607,426

United Technologies Corp.	22,510	1,992,360

		8,095,067
Air freight and logistics (0.3%)
United Parcel Service, Inc. Class B S	10,700	780,351

		780,351
Airlines (0.4%)
Spirit Airlines, Inc. †	67,853	813,557

United Continental Holdings, Inc. † S	15,900	359,817

		1,173,374
Auto components (0.8%)
Autoliv, Inc. (Sweden) S	9,100	713,895

Lear Corp.	11,200	598,976

TRW Automotive Holdings Corp. † S	13,196	778,960

		2,091,831
Automobiles (0.5%)
Ford Motor Co. †	60,200	830,158

General Motors Co. † S	17,100	519,156

		1,349,314
Beverages (2.9%)
Coca-Cola Co. (The)	46,300	3,115,527

Coca-Cola Enterprises, Inc.	76,200	2,223,516

Constellation Brands, Inc. Class A †	17,600	366,432

PepsiCo, Inc.	28,920	2,036,836

		7,742,311
Biotechnology (1.3%)
Amgen, Inc. †	26,430	1,542,191

Biogen Idec, Inc. †	5,400	577,368

Celgene Corp. †	12,800	772,096

Cubist Pharmaceuticals, Inc. †	14,700	529,053

		3,420,708
Capital markets (3.0%)
Ameriprise Financial, Inc.	14,100	813,288

Apollo Global Management, LLC. Class A S	21,300	366,360

BlackRock, Inc. S	6,883	1,320,228

Goldman Sachs Group, Inc. (The)	18,820	2,504,754

Legg Mason, Inc.	17,600	576,576

Morgan Stanley	40,500	931,905

State Street Corp.	28,000	1,262,520

		7,775,631
Chemicals (2.9%)
Albemarle Corp.	11,042	764,106

Celanese Corp. Ser. A	12,400	661,044

Dow Chemical Co. (The)	36,001	1,296,036

E.I. du Pont de Nemours & Co.	24,500	1,324,225

Eastman Chemical Co.	6,500	663,455

Huntsman Corp.	50,879	959,069

LyondellBasell Industries NV Class A (Netherlands)	22,600	870,552

PPG Industries, Inc.	9,600	871,584

W.R. Grace & Co. † S	5,863	267,529

		7,677,600

COMMON STOCKS (99.5%)* cont.	Shares	Value

Commercial banks (1.9%)
First Southern Bancorp, Inc. Class B † F	19,890	$241,664

NBH Holdings Corp. 144A Class A	27,300	491,400

PNC Financial Services Group, Inc.	12,300	733,203

Wells Fargo & Co.	122,258	3,430,559

		4,896,826
Commercial services and supplies (0.2%)
Avery Dennison Corp.	12,900	498,327

		498,327
Communications equipment (2.2%)
Cisco Systems, Inc.	153,841	2,401,458

Motorola Solutions, Inc.	8,571	394,609

Qualcomm, Inc.	50,600	2,873,574

		5,669,641
Computers and peripherals (5.2%)
Apple, Inc. †	18,917	6,349,869

EMC Corp. † S	73,200	2,016,660

Hewlett-Packard Co.	87,970	3,202,108

SanDisk Corp. † S	37,500	1,556,250

Seagate Technology	35,700	576,912

		13,701,799
Construction and engineering (0.5%)
Fluor Corp.	7,200	465,552

KBR, Inc.	23,500	885,715

		1,351,267
Consumer finance (0.8%)
Air Lease Corp. † S	27,889	677,424

Capital One Financial Corp.	16,300	842,221

Discover Financial Services	20,700	553,725

		2,073,370
Containers and packaging (0.3%)
Rock-Tenn Co. Class A	3,900	258,726

Sealed Air Corp.	21,400	509,106

		767,832
Diversified consumer services (0.2%)
H&R Block, Inc.	32,000	513,280

		513,280
Diversified financial services (4.2%)
Bank of America Corp.	195,242	2,139,852

Citigroup, Inc.	39,150	1,630,206

CME Group, Inc.	3,400	991,406

JPMorgan Chase & Co.	128,227	5,249,613

Leucadia National Corp.	16,400	559,240

Nasdaq OMX Group, Inc. (The) † S	20,500	518,650

		11,088,967
Diversified telecommunication services (2.5%)
AT&T, Inc. S	87,020	2,733,298

Iridium Communications, Inc. † S	124,788	1,079,416

Verizon Communications, Inc. S	72,490	2,698,803

		6,511,517
Electric utilities (1.1%)
Edison International	26,150	1,013,313

Entergy Corp.	21,600	1,474,848

NV Energy, Inc.	29,700	455,895

		2,944,056
Electrical equipment (0.3%)
Emerson Electric Co. S	9,900	556,875

Rockwell Automation, Inc.	3,500	303,660

		860,535
Electronic equipment, instruments, and components (0.1%)
Corning, Inc.	19,100	346,665

		346,665

4 Putnam VT Investors Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Energy equipment and services (2.3%)
Nabors Industries, Ltd. †	20,200	$497,728

National Oilwell Varco, Inc.	23,700	1,853,577

Oceaneering International, Inc.	14,200	575,100

Schlumberger, Ltd.	32,284	2,789,338

Transocean, Ltd. (Switzerland) S	5,084	328,223

		6,043,966
Food and staples retail (2.1%)
CVS Caremark Corp.	24,780	931,232

Safeway, Inc. S	39,000	911,430

Walgreen Co.	40,800	1,732,368

Wal-Mart Stores, Inc.	35,100	1,865,214

		5,440,244
Food products (0.4%)
H.J. Heinz Co. S	9,300	495,504

Hershey Co. (The)	10,200	579,870

		1,075,374
Health-care equipment and supplies (1.7%)
Baxter International, Inc.	25,700	1,534,033

Becton, Dickinson and Co. S	6,000	517,020

Covidien PLC (Ireland)	14,500	771,835

Medtronic, Inc.	32,990	1,271,105

St. Jude Medical, Inc.	9,900	472,032

		4,566,025
Health-care providers and services (3.3%)
Aetna, Inc.	45,900	2,023,731

AmerisourceBergen Corp. S	19,800	819,720

CIGNA Corp.	12,338	634,543

Coventry Health Care, Inc. †	11,300	412,111

Lincare Holdings, Inc. S	22,400	655,648

McKesson Corp.	24,180	2,022,657

UnitedHealth Group, Inc.	15,700	809,806

WellPoint, Inc.	17,100	1,346,967

		8,725,183
Hotels, restaurants, and leisure (1.3%)
Carnival Corp.	17,500	658,525

McDonald’s Corp.	26,530	2,237,010

Wyndham Worldwide Corp.	14,000	471,100

		3,366,635
Household products (2.0%)
Colgate-Palmolive Co.	10,300	900,323

Kimberly-Clark Corp.	13,400	891,904

Procter & Gamble Co. (The)	54,750	3,480,458

		5,272,685
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	94,400	1,202,656

Constellation Energy Group, Inc.	14,500	550,420

		1,753,076
Industrial conglomerates (2.7%)
General Electric Co.	226,320	4,268,395

Tyco International, Ltd.	57,200	2,827,396

		7,095,791
Insurance (3.6%)
ACE, Ltd.	27,520	1,811,366

Assurant, Inc.	14,900	540,423

Berkshire Hathaway, Inc. Class B †	12,730	985,175

Hartford Financial Services Group, Inc. (The) S	44,913	1,184,356

MetLife, Inc.	25,248	1,107,630

Prudential Financial, Inc.	26,000	1,653,340

RenaissanceRe Holdings, Ltd.	6,300	440,685

Transatlantic Holdings, Inc.	9,000	441,090

Travelers Cos., Inc. (The)	23,290	1,359,670

		9,523,735

COMMON STOCKS (99.5%)* cont.	Shares	Value

Internet and catalog retail (0.3%)
Priceline.com, Inc. †	1,500	$767,895

		767,895
Internet software and services (0.5%)
Google, Inc. Class A †	2,747	1,391,026

		1,391,026
IT Services (4.1%)
Accenture PLC Class A S	21,776	1,315,706

Alliance Data Systems Corp. † S	6,700	630,269

Gartner, Inc. † S	15,793	636,300

IBM Corp. S	38,420	6,590,951

Mastercard, Inc. Class A	2,100	632,814

Unisys Corp. †	15,980	410,686

Western Union Co. (The) S	26,500	530,795

		10,747,521
Leisure equipment and products (0.5%)
Hasbro, Inc.	27,300	1,199,289

		1,199,289
Life sciences tools and services (0.6%)
Agilent Technologies, Inc. †	29,800	1,523,078

		1,523,078
Machinery (3.0%)
AGCO Corp. †	10,000	493,600

Caterpillar, Inc.	14,000	1,490,440

CNH Global NV (Netherlands) †	16,975	656,084

Deere & Co.	5,541	456,855

Eaton Corp.	15,000	771,750

Ingersoll-Rand PLC S	22,000	999,020

Navistar International Corp. †	7,500	423,450

Parker Hannifin Corp.	20,900	1,875,566

Timken Co.	14,800	745,920

		7,912,685
Media (4.1%)
CBS Corp. Class B S	53,900	1,535,611

Comcast Corp. Class A	76,170	1,930,148

DIRECTV Class A †	34,986	1,777,989

Interpublic Group of Companies, Inc. (The)	92,700	1,158,750

McGraw-Hill Cos., Inc. (The) S	17,700	741,807

News Corp. Class A	50,200	888,540

Omnicom Group, Inc. S	14,000	674,240

Time Warner Cable, Inc. S	18,400	1,435,936

Walt Disney Co. (The)	17,400	679,296

		10,822,317
Metals and mining (0.9%)
Freeport-McMoRan Copper & Gold, Inc. Class B	35,700	1,888,530

Walter Energy, Inc.	3,300	382,140

		2,270,670
Multiline retail (0.4%)
Target Corp.	24,000	1,125,840

		1,125,840
Multi-utilities (0.4%)
Ameren Corp. S	40,372	1,164,328

		1,164,328
Oil, gas, and consumable fuels (10.3%)
Alpha Natural Resources, Inc. †	10,800	490,752

Apache Corp.	9,700	1,196,883

Chevron Corp. S	70,540	7,254,334

Cimarex Energy Co.	8,200	737,344

ConocoPhillips	25,800	1,939,902

Exxon Mobil Corp.	87,093	7,087,628

Linn Energy, LLC (Units)	13,254	517,834

Marathon Oil Corp.	36,700	1,933,356

Noble Energy, Inc. S	6,200	555,706

Putnam VT Investors Fund 5

COMMON STOCKS (99.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Occidental Petroleum Corp.	38,972	$4,054,647

Plains Exploration & Production Co. †	9,000	343,080

Scorpio Tankers, Inc. (Monaco) †	35,445	354,096

Sunoco, Inc. S	16,600	692,386

		27,157,948
Paper and forest products (0.2%)
International Paper Co.	16,900	503,958

		503,958
Personal products (0.3%)
Estee Lauder Cos., Inc. (The) Class A S	7,600	799,444

		799,444
Pharmaceuticals (5.8%)
Abbott Laboratories S	32,410	1,705,414

Johnson & Johnson	85,360	5,678,147

Merck & Co., Inc.	59,300	2,092,697

Pfizer, Inc.	285,901	5,889,561

		15,365,819
Real estate investment trusts (REITs) (0.7%)
CBL & Associates Properties, Inc. R S	21,599	391,590

HCP, Inc. R S	14,264	523,346

Terreno Realty Corp. R	13,126	223,273

Weyerhaeuser Co. R S	30,400	664,544

		1,802,753
Road and rail (1.3%)
Avis Budget Group, Inc. † S	30,800	526,372

CSX Corp.	27,600	723,672

Hertz Global Holdings, Inc. † S	32,100	509,748

Ryder System, Inc.	10,300	585,555

Union Pacific Corp.	11,100	1,158,840

		3,504,187
Semiconductors and semiconductor equipment (2.8%)
Altera Corp.	14,300	662,805

Applied Materials, Inc.	45,200	588,052

First Solar, Inc. † S	4,000	529,080

Intel Corp.	87,520	1,939,443

Lam Research Corp. †	15,700	695,196

Novellus Systems, Inc. † S	22,500	813,150

Texas Instruments, Inc.	63,600	2,087,988

		7,315,714
Software (3.9%)
Adobe Systems, Inc. †	26,100	820,845

Autodesk, Inc. †	13,700	528,820

BMC Software, Inc. †	15,500	847,850

CA, Inc.	57,900	1,322,436

Microsoft Corp.	80,250	2,086,500

Oracle Corp.	140,730	4,631,424

		10,237,875
Specialty retail (2.2%)
ANN, Inc. †	26,700	696,870

Bed Bath & Beyond, Inc. † S	7,900	461,123

Best Buy Co., Inc. S	23,000	722,430

GNC Holdings, Inc. Class A †	26,960	587,998

Limited Brands, Inc. S	29,200	1,122,740

Lowe’s Cos., Inc.	39,600	923,076

Signet Jewelers, Ltd. (Bermuda) †	12,300	575,763

Williams-Sonoma, Inc.	17,900	653,171

		5,743,171

COMMON STOCKS (99.5%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.	14,700	$939,771

VF Corp. S	5,200	564,512

		1,504,283
Tobacco (1.8%)
Philip Morris International, Inc.	70,780	4,725,979

		4,725,979

Total common stocks (cost $206,934,383)		$261,778,763

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	2,904	$224,697

Total convertible preferred stocks (cost $290,400)		$224,697

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Novellus Systems, Inc. 144A cv. sr. notes
2 5/8s, 2041	$189,000	$202,438

Total convertible bonds and notes (cost $189,000)		$202,438

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired
12/17/09, cost $34,000) † ‡ F	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (17.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	44,579,655	$44,579,655

Putnam Money Market Liquidity Fund 0.04% [e]	746,287	746,287

Total short-term investments (cost $45,325,942)		$45,325,942

Total investments (cost $252,773,725)		$307,565,840

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $262,968,997.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $34,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

6 Putnam VT Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$28,483,855	$—	$—

Consumer staples	25,056,037	—	—

Energy	33,201,914	—	—

Financials	36,428,218	491,400	241,664

Health care	33,600,813	—	—

Industrials	31,271,584	—	—

Information technology	49,410,241	—	—

Materials	11,220,060	—	—

Telecommunication services	6,511,517	—	—

Utilities	5,861,460	—	—

Total common stocks	261,045,699	491,400	241,664

Convertible bonds and notes	—	202,438	—

Convertible preferred stocks	—	224,697	—

Preferred stocks	—	—	34,000

Short-term investments	746,287	44,579,655	—

Totals by level	$261,791,986	$45,498,190	$275,664

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 7

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $44,015,402 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $207,447,783)	$262,239,898

Affiliated issuers (identified cost $45,325,942) (Notes 1 and 6)	45,325,942

Dividends, interest and other receivables	364,228

Receivable for shares of the fund sold	65,142

Receivable for investments sold	419,959

Total assets	308,415,169

Liabilities

Payable to custodian	3,842

Payable for investments purchased	410,192

Payable for shares of the fund repurchased	91,068

Payable for compensation of Manager (Note 2)	118,735

Payable for investor servicing fees (Note 2)	18,438

Payable for custodian fees (Note 2)	14,162

Payable for Trustee compensation and expenses (Note 2)	126,115

Payable for administrative services (Note 2)	1,424

Payable for distribution fees (Note 2)	35,450

Collateral on securities loaned, at value (Note 1)	44,579,655

Other accrued expenses	47,091

Total liabilities	45,446,172

Net assets	$262,968,997

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$316,721,941

Undistributed net investment income (Note 1)	1,191,127

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(109,736,186)

Net unrealized appreciation of investments	54,792,115

Total — Representing net assets applicable
to capital shares outstanding	$262,968,997

Computation of net asset value Class IA

Net assets	$86,983,177

Number of shares outstanding	8,184,260

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.63

Computation of net asset value Class IB

Net assets	$175,985,820

Number of shares outstanding	16,600,509

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.60

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $13,370)	$2,527,932

Interest (including interest income of $147 from investments
in affiliated issuers) (Note 6)	844

Securities lending (Note 1)	53,492

Total investment income	2,582,268

Expenses

Compensation of Manager (Note 2)	755,183

Investor servicing fees (Note 2)	137,532

Custodian fees (Note 2)	12,404

Trustee compensation and expenses (Note 2)	9,650

Administrative services (Note 2)	4,226

Distribution fees — Class IB (Note 2)	226,783

Other	53,111

Total expenses	1,198,889

Expense reduction (Note 2)	(11,482)

Net expenses	1,187,407

Net investment income	1,394,861

Net realized gain on investments (Notes 1 and 3)	11,976,517

Net realized gain on foreign currency transactions (Note 1)	134

Net unrealized appreciation of investments during the period	2,640,094

Net gain on investments	14,616,745

Net increase in net assets resulting from operations	$16,011,606

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Investors Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$1,394,861	$2,950,537

Net realized gain on investments
and foreign currency transactions	11,976,651	21,292,020

Net unrealized appreciation
of investments	2,640,094	10,939,535

Net increase in net assets resulting
from operations	16,011,606	35,182,092

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,148,238)	(1,303,537)

Class IB	(1,923,441)	(2,226,357)

Decrease from capital share transactions
(Note 4)	(23,641,926)	(38,796,855)

Total decrease in net assets	(10,701,999)	(7,144,657)

Net assets:

Beginning of period	273,670,996	280,815,653

End of period (including undistributed
net investment income of $1,191,127 and
$2,867,945, respectively)	$262,968,997	$273,670,996

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$10.15	.06	.56	.62	(.14)	(.14)	$10.63	6.07*	$86,983	.36*	.60*	30*

12/31/10	9.01	.12	1.15	1.27	(.13)	(.13)	10.15	14.24	88,583.73		1.28	85

12/31/09	6.99	.12	2.01	2.13	(.11)	(.11)	9.01	31.18	92,424	.79[e]	1.58[e]	125

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111	.77[e]	1.06[e]	127

12/31/07	12.27	.05	(.65)	(.60)	(.07)	(.07)	11.60	(4.90)	181,848	.75[e]	.39[e]	88

12/31/06	10.81	.06	1.47	1.53	(.07)	(.07)	12.27	14.24	258,811	.77[e]	.55[e]	101

Class IB

6/30/11†	$10.11	.05	.55	.60	(.11)	(.11)	$10.60	5.94*	$175,986	.48*	.47*	30*

12/31/10	8.98	.09	1.15	1.24	(.11)	(.11)	10.11	13.92	185,088.98		1.03	85

12/31/09	6.96	.10	2.01	2.11	(.09)	(.09)	8.98	30.82	188,392	1.04[e]	1.33[e]	125

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02[e]	.87[e]	127

12/31/07	12.21	.02	(.65)	(.63)	(.04)	(.04)	11.54	(5.17)	237,755	1.00[e]	.15[e]	88

12/31/06	10.76	.03	1.47	1.50	(.05)	(.05)	12.21	13.93	235,471	1.02[e]	.30[e]	101

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $44,015,402 and the fund received cash collateral of $44,579,655.

Putnam VT Investors Fund 11

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $117,198,367 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$7,642,432	12/31/15

91,253,395	12/31/16

18,302,540	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $257,286,122, resulting in gross unrealized appreciation and depreciation of $53,365,864 and $3,086,146, respectively, or net unrealized appreciation of $50,279,718.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.7% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense  offset arrangements and were reduced by $11,482 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

12 Putnam VT Investors Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $82,839,786 and $107,672,345, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	42,013	$444,681	46,049	$436,155	75,596	$804,143	802,031	$6,878,251

Shares issued in connection with
reinvestment of distributions	107,614	1,148,238	138,970	1,303,537	180,605	1,923,441	237,859	2,226,357

	149,627	1,592,919	185,019	1,739,692	256,201	2,727,584	1,039,890	9,104,608

Shares repurchased	(694,270)	(7,348,428)	(1,717,884)	(15,686,912)	(1,960,541)	(20,614,001)	(3,721,593)	(33,954,243)

Net decrease	(544,643)	$(5,755,509)	(1,532,865)	$(13,947,220)	(1,704,340)	$(17,886,417)	(2,681,703)	$(24,849,635)

Note 5 — Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there was no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Warrants	Total

Equity contracts	$(9,910)	$(9,910)

Total	$(9,910)	$(9,910)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $147 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $8,835,979 and $8,971,976, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Investors Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for

14 Putnam VT Investors Fund

effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 226, 202 and 179 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance beginning in 2007 was hurt by the fund’s overweight exposure to the financials sector, which began to experience extreme distress in the summer of 2007. They considered steps that Putnam Management had taken to support improved performance, noting in particular that, since March 2009, a single portfolio manager (who had joined the fund in July 2008) had taken sole responsibility for managing the fund’s investments. The Trustees noted that there had been an improvement in the fund’s relative performance since these changes had taken place. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts

Putnam VT Investors Fund 15

to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Investors Fund 21

This report has been prepared for the shareholders	H516
of Putnam VT Investors Fund.	268672 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011